Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2018
Summary of Property and Equipment Net

The following is a summary of property and equipment, net:

	As of December 31,
	2017	2018
	RMB	RMB
Computers	73,292	80,667
Furniture, fixtures and equipment	4,072	4,121
Vehicles	3,772	4,291
Leasehold improvements	42,593	63,901

Total	123,729	152,980
Less: accumulated depreciation and amortization	(72,856)	(90,652)

Property and equipment, net	50,873	62,328